UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Runway Growth Finance Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01180	47-5049745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 N. Michigan Ave. Suite 4200
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 698-6902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market
7.50% Notes due 2027	RWAYL	Nasdaq Global Select Market
7.25% Notes due 2031	RWAYI	Nasdaq Global Select Market
9.00% Notes due 2027	SWKHL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2026, Runway Growth Finance Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Runway Growth Capital LLC and Oppenheimer & Co. Inc., as representative of the underwriters named therein, in connection with the issuance and sale of $50,000,000 aggregate principal amount of the Company’s 7.00% Notes due 2029 (the “Notes”).

Additionally, on May 29, 2026, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Base Indenture, dated July 28, 2022, between the Company and the Trustee (together with the Fourth Supplemental Indenture, the “Indenture”). The Fourth Supplemental Indenture relates to the Company’s issuance, offering and sale of Notes.

The Notes will mature on December 1, 2029, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 7.00% per year and will be paid semi-annually on June 1 and December 1, commencing December 1, 2026. The Notes are the Company’s direct unsecured obligations and rank pari passu with the Company’s existing and future unsecured, unsubordinated indebtedness, including the Company’s 7.50% Notes due 2027, 9.00% Senior Notes due 2027, the 7.51% Series 2025A Senior Notes due 2028 and the 7.25% Notes due 2031; senior to any series of preferred stock that it may issue in the future; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Company’s Credit Agreement with KeyBank National Association (the “Credit Facility”); and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s existing or future subsidiaries, financing vehicles or similar facilities, including the Credit Facility.

The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option prior to June 1, 2029 (the “Par Call Date”) at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 50 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest.

In addition, upon the occurrence of a “change of control repurchase event” (as defined in the Fourth Supplemental Indenture) prior to the maturity of the Notes, unless the Company has exercised its right to redeem the Notes in full, holders will have the right, at their option, to require the Company to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”) and certain other exceptions, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form N-2 (Registration No. 333-284781) previously filed with the SEC, as supplemented by a free writing prospectus dated May 27, 2026 and a final prospectus supplement dated May 27, 2026. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on May 29, 2026.

The Company intends to use the net proceeds from this offering (a) to repay outstanding indebtedness under the Company’s Credit Facility, and (b) for other general corporate purposes.

The foregoing descriptions of the Fourth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Fourth Supplemental Indenture and the form of global note representing the Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 27, 2026, by and among Runway Growth Finance Corp., Runway Growth Capital LLC and Oppenheimer & Co. Inc.
4.1	Indenture, dated July 28, 2022, by and between Runway Growth Finance Corp. and U.S. Bank Trust Company, National Association, as trustee (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2022).
4.2	Fourth Supplemental Indenture, dated May 29, 2026, between Runway Growth Finance Corp. and U.S. Bank Trust Company, National Association, as trustee.
4.3	Form of Global Note (included in Exhibit 4.2 hereto)
5.1	Opinion of Dechert LLP
23.1	Consent of Dechert LLP (included in Exhibit 5.1 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2026	RUNWAY GROWTH FINANCE CORP.

	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary